Application Specific Standard Solutions for Advancing Technologies

Annual Shareholders’ Meeting
May 31 st, 2007

Any statements set forth above that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements.

Potential risks and uncertainties include, but are not limited to, such factors as fluctuations in product demand, the introduction of new products, the
Company's ability to maintain customer and vendor relationships, technological advancements, impact of competitive products and pricing, growth in targeted markets, risks of foreign operations, and other information detailed from time to time in the Company's filings with the United States Securities and Exchange
Commission.

Safe Harbor Statement

Expanded Management Team

Name & Title                        Background

Mark King

Sr. VP, Sales & Marketing

16 yrs with Diodes & 7 yrs at Lite-On

Sales, marketing & finance background

Richard White

Sr. VP, Finance

25 yrs with Texas Instruments

Controller for TI’s global MOS memory operation

Controller for TI’s Asia Pacific Division

CPA

Promoted from Global Product Manager, May 2006

25 yrs experience in analog, mixed signal and SOC product design and development

Francis Tang

VP, Product Development

Ed Tang

VP, Corporate Administration

25 yrs at Texas Instruments

VP for TI’s global MOS memory operation

VP and GM for TI’s Asia memory operations

16 yrs with Diodes & 7 yrs at Lite-On

5 yrs with Texas Instruments

Production, planning & purchasing background

Steven Ho

VP, Asia Sales

Carl Wertz

CFO

14 yrs with Diodes

21 yrs of relevant industry experience

CPA

Dr. Keh-Shew Lu

President, CEO and Director

6 yrs Diodes Director

27 yrs at Texas Instruments

PhD

Joseph Liu

Sr. VP, Operations

17 yrs with Diodes

19 yrs with Texas Instruments

MBA

18

www.diodes.com

/  Nasdaq:  DIOD

Project Next Step RS v18_Dr. Lu.ppt

Outperforming the Industry

Annual Revenue Growth Rates

Industry

21.6%

59.9%

15.6%

35.6%

18.2%

13.5%

1.3%

(3.3%)

18.1%

8.1%

(10%)

0%

10%

20%

30%

40%

50%

60%

2002 to 2006 Growth

Diodes:

31.2%

Industry:

7.5%

2003

2002

2004

2005

Source: World Semiconductor Trade Statistics

Gartner

2006

DIODES INCORPORATED

www.diodes.com / NasdaqGS: DIOD

Proven Strategy for Growth

Grow our portfolio of standard function, application specific product using innovative and cost effective packaging technology.

Participate in high-growth end markets with short design cycles

Leverage existing customer base to drive sales of new products

Maintain cost leadership through highly efficient packaging and manufacturing

Pursue selective strategic acquisitions

Diodes, Inc.'s "NEW" Flat, No-Lead, Ultra Compact DFN 1006-7
DFN
DIODES

www.diodes.com / NasdaqGS: DIOD

Focused Platform

DFN family

SOD family

Miniaturized Products

High Power Density Products

Multi-chip Packaging Products (Application-Specific Multi-chip Circuit “ASMCC ”)

PowerDI™123

PowerDI™5

Standard Arrays

Function Specific Arrays

End Equipment Specific Arrays

SMC

PowerDI™5

SOT-23

DFN1006-3

1/5 the size of SOT-23

Load Switch

Consolidates 5 parts into 1

Our Product Portfolio

DIODES

Schottky Diodes

SBR® Diodes

Zener Diodes

Switching Diodes

RECTIFIERS

Schottky Rectifiers

SBR® Super Barrier Rectifiers: 40V-150V

SBR® Super Barrier Rectifiers: 200V-300V

Standard Rectifiers

Fast / Super-Fast / Ultra-Fast Recovery
Rectifiers

TRANSISTORS

Small Signal Bipolar Transistors

Medium Power Bipolar Transistors

Darlington Transistors

Pre-biased Transistors

MOSFETs

Small Signal MOSFETs

Medium Power MOSFETs

Low Threshold Voltage,
Vgs(th) MOSFETs

PROTECTION
DEVICES

Zener TVSs

Thyristor Surge Protection
Devices (TSPDs)

Data Line Protection

FUNCTION
SPECIFIC
ARRAYS

Relay Drivers

Discrete - Load Switches

Discrete - Voltage Regulators

POWER
MANAGEMENT ICs

DC-DC Switching Regulators

Converters (Integrated Switch)

Buck

Boost

Buck/Boost/Inverter

Controllers (External Switch)

Buck

Boost

Buck/Boost/Inverter

Linear Voltage Regulators

General Purpose

Quasi-LDOs

High-Efficiency Quasi-LDOs

LDOs

LDO Controllers

Voltage Reference/Shunt Regulators

Voltage Supervisory

USB Power Switch

AMPLIFIERS &
COMPARATORS

Op Amps

Comparators

HALL EFFECT
SENSORS

Unipolar - Switches

Bipolar - Latches

Bipolar - Latches
(Complementary Output)

Omnipolar - Switches

Smart Fan Driver

Motor Driver ICs

DIODES
INCORPORATED

BOSE
COMPAL ELECTRONICS, INC.
DELPHI
Honeywell
LG Electronics
LITEON
Logitech
MOTOROLA
Panasonic
SAGEM
SAMSUNG ELECTRONICS
SIEMENS
THOMSON MULTIMEDIA

CELESTICA
Jabil CIRCUIT
ELCOTEQ
英華達股份有限公司
Inventec Appliances Corp.
SANMINA
FLEXTRONICS
SOLECTRON

ARROW
ARROW ELECTRONICS, INC.
AVNET
Digi-Key .com
FUTURE ELECTRONICS
RUTRONIK
EUROPE
Yosun Industrial Group

Apple
DELL
Microsoft
AMD
EMC²
nVIDIA
ATI TECHNOLOGIES INC.
Roche
Cisco Systems
GE
intel
tellabs
Whirlpool

www.diodes.com / NasdaqGS: DIOD

Broad Customer Base

52% of Diodes’ 2006 Revenues - Direct

48% of Diodes’ 2006 Revenues – through Distributors

Quanta

OEMs

Hon Hai

EMS

Indirect OEMs

Distributors

Global Reach

Asia

North America

Europe

Record Market Share in Each Region

FABRISCH

1998 – 2006 CAGR: 45.6%

www.diodes.com / NasdaqGS: DIOD

Deep Manufacturing Expertise

Significant capacity expansion to
approximately 12 billion units in
2006

Flexible and optimized
manufacturing process resulting in
low packaging cost

Innovative in-house packaging
design and development

5” wafer fab

50,000 per month capacity

In-house design and
development

Economies of Scale: Production Units in China (bn)

2 Shanghai-based Manufacturing Facilities

Kansas City Fab

0

2

4

6

8

10

12

1998

1999

2000

2001

2002

2003

2004

2005

2006

5.4 bn

8.2 bn

11.8 bn

$115.8

$136.9

$185.7

$214.8

0

25

50

75

100

125

150

175

200

2002

2003

2004

2005

Revenue Growth

Revenues by Year ($mm)

2002 – 2006 (CAGR: 31.2%)

225

$343.3

2006

250

300

325

275

350

$73.6

1Q06

1Q07

$92.0

  +25%

Superior Earnings and Returns

Net Income ($mm)

EPS

Annualized ROE (%)

$5.8

$10.1

$25.6

$33.3

0

10

15

20

25

30

35

2002

2003

2004

2005

$0.29

$0.47

$1.10

$1.29

0.0

0.4

0.8

1.2

1.6

2.0

2002

2003

2004

2005

10.1%

14.1%

22.8%

14.8%

0%

5%

10%

15%

20%

25%

2002

2003

2004

2005

2006

8.4%

12.4%

20.0%

13.9%

0%

5%

10%

15%

20%

25%

2002

2003

2004

2005

2006

16.4%

17.2%

*ROIC = EBIT / (stockholders’ equity + debt)

*ROE = net income / stockholders’ equity

Annualized ROIC (%)

$48.1

$ 53.4

2006

$1.74

2006

Adjusted NI

Adjusted EPS

$1.89

Cash and S-T Investment (2)	$ 339.9	$ 335.3
Inventory	$ 48.2	$ 48.8
Total Assets	$ 622.1	$ 629.8
Debt	$ 237.1	$ 236.7
Total Liabilities	$ 328.0	$ 320.5
Stockholders' Equity	$ 294.2	$ 309.2

www.diodes.com / NasdaqGS: DIOD

         First Quarter 2007 Results

Q1 2006

Q1 2007

%
Change

Q4 2006

Q1 2007

(2)  On October 5, 2006, Diodes issued $230M, 2.25% convertible senior notes due 2026.

(1)

(1)  Excluding FAS123R stock option expense

12

($mm)

Net Sales

$ 73.6

    $ 92.0

25.0

Gross Profit

$ 24.2

    $ 29.5

21.9

Operating Profit

$ 10.8

    $ 13.9

28.7

Net Income

$   9.3

    $ 13.0

39.7

EPS

$ 0.34

    $ 0.47

38.2

Adjusted EPS

$ 0.38

    $ 0.50

31.6

Investment Highlights

Focus on Application Specific Standard Products

Deep Manufacturing and
Technical Expertise

Broad Customer Base

Diverse End-Markets

Strong Track Record of
Growth & Profitability

Management Continuity

Thank You

This presentation includes forward-looking statements which are subject to risks and uncertainties.  Actual events and results could differ materially as a result of various factors, including the risk factors described in our reports filed with the Securities and Exchange Commission.

Worldwide Headquarters

15660 Dallas Parkway,

Dallas, Texas  75248

Telephone: 972-385-2810

www.diodes.com